Exhibit 99.2

This Statement on Form 4 is filed by AP-ST, LLC, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG, Apollo Management V, L.P. and Apollo Advisors V, L.P. The principal business address of each of the Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  AP-ST, LLC

Date of Event Requiring Statement:  December 15, 2004

Issuer Name and Ticker or Trading Symbol: Superior Essex, Inc. (SPSX)

AP-ST, LLC

By:	APOLLO MANAGEMENT V, L.P.
as Manager

	By:	AIF V MANAGEMENT, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P.
Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:	APOLLO ADVISORS V, L.P.
Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

		By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, INC.
Its General Manager

	By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC.
Its General Partner

	By:	/s/ Michael D. Weiner
Michael D. Weiner
Vice President